UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  November 17, 2005
                                                         -----------------

                     P.A.M. TRANSPORTATION SERVICES, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                      0-15057                 71-0633135
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(State or other jurisdiction          (Commission            (I.R.S. Employer
 of incorporation)                    File Number)          Identification no.)


               297 West Henri De Tonti, Tontitown, Arkansas 72770
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               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code (479) 361-9111
                                                          --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01  Entry into a Material Definitive Agreement.
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On  November  17,  2005,  the  Company's  Board of Directors, in accordance with the recommendation of its Compensation and Stock Option Committee, approved the extension of the Company's Incentive Compensation Plan 2000C to apply to 2005. The participants in the Plan are Robert W. Weaver, President and Chief Executive Officer of the Company, W. Clif Lawson, Executive Vice President and Chief Operating Officer of the Company, Larry J. Goddard, Vice President-Finance, Chief Financial Officer, Secretary and Treasurer of the Company, and several other members of senior management who are not executive officers of the Company.

For 2005, the Plan provides for cash incentive compensation to be paid to the participants based on the Company's operating ratio and operating revenue for 2005. Incentive compensation payable under the Plan could range from nothing to approximately 120% of a participant's annual base compensation for 2005. Subject to the terms of the Plan, any amounts payable under the Plan for 2005 would be paid in three annual installments. The first annual installment would be for 50% of the amount payable, and would be paid by March 31, 2006. The remaining two installments each would be for 25% of the amount payable; one would be paid by March 31, 2007 and the other by March 31, 2008.

The Plan was originally adopted to provide incentive compensation for the years 2000 through 2002, and was previously amended to also apply to 2003 and 2004. A copy of the Plan as extended through 2004 was filed as Exhibit 10.3 of the Company's Quarterly Report to the Securities and Exchange Commission for the quarter ended September 30, 2004. The Plan as extended for 2005 continues to apply the same formula for calculating incentive compensation as was used for 2004. Based on the Company's performance to date for 2005, the Company does not expect that payments to participants under the Plan will constitute a large percentage of their compensation for 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          P.A.M. TRANSPORTATION SERVICES, INC.



Dated: November 21, 2005                  By: /s/ Robert W. Weaver
                                          -------------------------------------
                                          Robert W. Weaver
                                          President and Chief Executive Officer